PAYDEN VALUE LEADERS FUND Investor Class PYVLX	Summary Prospectus July 21, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks growth of capital and some current income.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.81%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.80%.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its long-term holdings.

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 PAYDEN VALUE LEADERS FUND

 PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests in a portfolio of common stocks structured to perform in a manner similar to securities of a group of companies with large market capitalizations that have relatively low price-to-book ratios and forecasted growth values — so-called “large cap value stocks,” such as those found in the Fund’s benchmark, the Russell 1000 Value Index. The Fund’s adviser, Payden, uses a quantitative technique to structure a portfolio of large cap value stocks designed to approximate the performance of the Fund’s benchmark. However, the Fund is not an index fund because the portfolio that is created includes only a limited portion of the common stocks making up the benchmark.

ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in equity securities of foreign companies, including companies organized or headquartered in emerging markets.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª	While the Fund has index-like characteristics, the Fund is not an index fund, and changes in the Fund’s net asset value per share will not precisely track changes in the general stock market or the Fund’s benchmark.

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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 PAYDEN VALUE LEADERS FUND

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2003 (18.06%), and the worst quarter was 4thQ 2008 (−22.56%).

Average Annual Returns Through 12/31/09	1 Year	5 Years		10 Years

Payden Value Leaders Fund
Before Taxes	18.70%	−2	.57%	−1	.60%
After Taxes on Distributions	18.32%	−3	.03%	−2	.49%
After Taxes on Distributions and Sale of Fund Shares	12.59%	−2	.11%	−1	.49%

Russell 1000 Value Index	19.69%	−0	.26%	2.47%
(The returns for the index are before any deduction for taxes, fees or expenses.)

 MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Scott Weiner, a Managing Principal and portfolio manager, has been with Payden since 1993. James Wong, Chartered Financial Analyst, a Principal and portfolio manager, has been with Payden since 1995.

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may purchase or redeem shares by contacting the Fund, in writing at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

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 PAYDEN VALUE LEADERS FUND

 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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